                          HI COUNTRY WIRE & TELEPHONE, LTD

                                 PURCHASE AGREEMENT


          This Agreement is made between Hi Country Wire & Telephone, Ltd., a Colorado Corporation ("Hi Country") and Jato Communications ("Customer"), whose address is 1099 18th Street, #700, Denver, CO 80202 ("the Premises") who agree as follows:

          1. EQUIPMENT AND PREMISES: Hi Country shall sell telecommunications equipment ("Equipment") and sub-license the associated software (together referred to as "System") listed on SCHEDULE 1 which is attached hereto and Customer shall purchase said Equipment.

          2.   PRICE, PAYMENT TERMS AND SCHEDULING:

          (a) The price to be paid by Customer to Hi Country for the Equipment, the System and its installation by Hi Country (which price includes the software license fee) shall be $18,451.98. State and local tax and other taxes shall be in addition to said price.

          (b) Customers shall pay said $1,617.95 per month plus sales tax as follows: 12 months of said payment to commence on April 1, 1999 through March 30, 2000. Title to the equipment, system, licenses and other goods purchased hereunder, shall not pass to Customer until all sums due hereunder have been paid in full.

          (c) Customer shall sign the attached UCC-1 Security Agreement and Financing Statement at the time it signs this agreement.

          3. CHANGES: Customer shall have the right to request any addition to or deletion of any equipment or software to be provided by Customer by this Agreement at any time provided such request is in writing. If Customer and Hi Country do not reach an Agreement in writing as to the price to be paid by Customer for the requested addition or deletion, then there shall be no such change to the contract. The terms of this Agreement, including the limited warranty, shall apply to any Equipment or software added by this provision.
Such warranty shall terminate when the limited warranty for the original System expires. If Customer requests that an inventory be performed, at Customer's discretion within ten working days after cutover date, the parties shall jointly meet and inspect the System for the purpose of determining whether Hi Country has provided the Equipment and software set forth in SCHEDULE 1.

          4. NOTICES: The individual authorized to receive notices pursuant to the Agreement and to authorize changes to this Agreement shall be:

Customer:           Jato Communications
                    1099 18th Street, 700
                    Denver, CO  80202

Herein Country :    Bob Whitfield Sr., President; Hi Country Wire & Telephone,
                    Ltd.,
                    6275 Simms Street
                    Arvada, Colorado  80004

          5. ATTACHMENTS: The following attachments are incorporated herein by reference:

          (a)  SCHEDULE 1 - List of Equipment Purchased and Purchase Price;

          (b)  SCHEDULE 2 - Maintenance Agreement Under Warranty

          (c) SCHEDULE 3 - UCC-1 Security Agreement and Financing Statement (customer shall deliver two copies to Hi Country)

          6. LIMITATION OF LIABILITY: Neither party shall be liable to the other for:

          (a)  Any acts of any subcontractor or supplier;

          (b) Any incidental or consequential damages, damages for loss of business or loss of profit;

          (c) Any damage or injury for which there is workers' compensation coverage or other insurance coverage for the items claimed by the injured party.

          (d) Any damage resulting from access or repair by persons other than Hi Country.

          7. INSURANCE AND REGULATIONS: Each party certifies that it is compliant with the law for Worker's Compensation insurance. Upon written request by Customer, Hi Country agrees to execute a certificate of compliance with shall certify compliant with any applicable federal, state and/or local was or regulations, including but not limited to FLSA, EEOC, OSHA, ERISA and any Economic Control Statues or Regulations. Each party shall indemnify and hold harmless the other, its officer and directors, employees and agents from any loss, cost or damage that may arise as a result of any actual violation of any federal, state or local laws referred to in this paragraph. Each party shall indemnify and hold the other harmless and bear the cost of remedy if it's Premises or equipment do not comply with all applicable federal, state and local laws, ordinances and regulations.

          8.   INSTALLATION:

          (a) Customer shall provide (1) access, easements, and consents necessary to install or service the System; (2) necessary floor plans, space for the System and accessible wiring location free of asbestos and other hazardous chemicals and environmental hazards as provided by federal law or regulation; (3) dedicated electronic source or electronic circuits, power and isolated ground wiring; (4) suitable operating environment as may be required by any manufacturers specifications; (5) raceway, conduit, holes and wire-ways.

          (b) Hi Country shall perform; (1) all software programming so that the system complies with manufacturer's specifications for operation;
          (2) develop and program user models; and (3) program the System to operational parameters. Customer shall provide information to Hi Country regarding the type of uses, their locations, user names, and special applications required by this contract. Hi Country shall translate this formation into the software codes entered into the Systems software. The work by Hi Country described in this subparagraph (b) is dependent upon the individual needs of employees of Customer and if not satisfactory to Customer, the parties shall reach an Agreement as to the manner of making the System operate properly within manufactures specifications.

          (c) Hi Country represents and warrants that its manufacturers System specifications shall conform to all local, state and federal laws, rules and regulations.

          (d) Hi Country shall provide the necessary end-user training and administrator training as outlined in SCHEDULE 1 attached hereto.

          (e) Hi Country represents and warrants that it has the right to enter into this Agreement and to make the transfer of information hereunder, including all necessary rights and licenses for the System.

          (f) During the installation process if an unforeseen occurrence which is not provided for in this Agreement and which is not under Hi Country's control renders it impossible for Hi Country to install the system or which renders the system inoperable, Hi Country may terminate this agreement without liability to Customer.

          (g) If, within one year of cutover, any event occurs that is not preventable by Customer destroys the system and if Customer in writing requests Hi Country to restore Customer's System to an operational status and if Hi Country and Customer agree in writing upon the cost to Customer, Hi Country shall provide Customer with a replacement System within two days. Customer and Hi Country shall agree upon the cost to Customer of the overtime, expedited shipment, equipment software, and labor charges of Hi Country.

          (h) All material and equipment sold by Hi Country to Customer are specially manufactured goods for Customer.

          (i) Hi Country shall be responsible for coordination with U S West Communications and other network service providers if requested by Customer.

          9.   LIMITED WARRANTY:

          (a) For a period of one year from the cutover date ("warranty period") Hi Country warrants that the System shall be free from defects in materials and workmanship and shall perform in conformance with specifications contained in the manufacturers warranty provided with the Equipment. If the System fails to perform within said one year, Hi Country shall, repair the System or components of the System, (including parts and labor) at Hi Country's expense.

          (b) Customer's sole and exclusive remedy for breach of warranty or Hi Country's failure to perform shall be as set forth above in subparagraph (a) immediately preceding. Hi Country's obligations to remedy failures of the particular part or equipment described in the notice to Hi Country that were discovered during the warranty period shall continue until the System is operating according the terms of this Agreement provided Customer notifies Hi Country in writing during the warranty period. Repair and replacement parts shall be new for the first 90 days of the warranty period and shall be new or like new for the remainder fo the warranty period.

          (c) Hi Country shall not be liable for any long distance charges, toll charges or any other expense to Customer caused by unauthorized usage, fraud, theft, or by any person not authorized by Hi Country.

          (d) The limited warranty contained in this agreement from Hi Country to Customer excludes repairs or replacements, whether made necessary by Customer or by a third party that are attributable to misuse, negligence, accident, theft, abuse fluctuations in electric current, power surges, shorts, fire, water, flood, temperature variation beyond that recommended in the manufacturer's documentation to Customer or manufacturer's specifications, wind, storms, lightening or any act of God, access to repair or work on the system by any person who is not authorized by Hi Country. Hi Country shall perform repairs necessitated by any excluded cause at Customer's request provided that rates and charges for such repairs are approved in writing by Customer.

          (e) In addition to the above described warranty services, Hi Country shall respond to Customer request to perform service during the warranty period as outlined in SCHEDULE 2, MAINTENANCE AGREEMENT UNDER WARRANTY. If there is a conflict between this Agreement and the
          SCHEDULE 2 Agreement, then the provisions of this Purchase Agreement shall prevail.

          10. Except for the limited warranty specifically stated in writing in this agreement, Hi Country gives no other express or implied warranty and gives no warranty for a particular purpose nor warranty of MERCHANTIBILITY and the system is sold "AS IS" without any warranty or representation except as contained herein in this agreement.

          11.  ACCEPTANCE:

          (a) All materials and workmanship may be subject to inspection and testing by Customer prior to acceptance.

          (b) After the System cutover date Hi Country shall notify Customer that the System is ready for inspection and testing. Customer reserves the right to reject any System component that is not in good working order or not in accordance with the manufacturer's specifications. The "acceptance date" shall be 30 days after the cutover date unless the Customer notifies Hi Country in writing that the system is not in good working order or does not comply with manufacturer's specifications or does not comply with this contract. In such event the acceptance date shall be the date when Hi Country takes such steps so the system meets manufacturer's specifications. All notices or complaints about unsatisfactory matters shall be in writing signed by the Customer.

          (c) If Customer does not notify Hi Country in writing of any defects in the System within thirty days of the cutover date, the System shall be deemed be in compliance with all manufacturer's specifications and in compliance with all warranties by Hi Country and in compliance with this Agreement.

          12.  TERM AND TERMINATION:

          (a) This Agreement commences on the date it is signed by both parties and the signed agreement is communication (by fax, mailing or delivery) to both parties and, unless terminated earlier pursuant to the terms of this Agreement, shall continue in force until completion of the services.

          (b) If Customer fails to pay any sums when due and fails to cure the nonpayment within ten days after written demand or fails to perform any other obligation hereunder and fails to cure such other default within thirty days after written notice by Hi Country, which notice specifies the exact nature and extent of Customer's failure to perform, Hi Country may, in its discretion cease installing the System and receive payment for work performed and the equipment described herein or may exercise any rights under any security agreement or any rights at law or equity.

          (c) If Hi Country fails to perform any obligation under this Agreement and fails to cure such default within thirty days after written notice from Customer specifying the exact nature and extent of Hi Country's failure to perform, Customer may take possession of the System and finish the work by whatever method Customer deems expedient. In such event, Hi Country shall be entitled to receive payment for all of the equipment and that amount of the labor under the contract performed by Hi Country which is in proportion to the total amount of work to be done to perform the contract.

          13.  MISCELLANEOUS:

          (a) This Agreement is not assignable by Customer or Hi Country without the prior written consent of the other party.

          (b) The waiver by either party of any default shall not operate as a waiver of any subsequent default.

          (c) If the parties sign a UCC Security Agreement and Financing Statement describing the equipment sold hereunder as its collateral, its provisions shall be incorporated by reference thereto the same as if fully stated herein.

          (d) This Agreement is not assignable by Customer or Hi Country without the prior written consent of the other party. Hi Country may hire subcontractors to perform installation tasks.

          (e) This Agreement is made and governed by the law of the State of Colorado. The sums due to Hi Country shall be paid at the office of Hi Country in Jefferson County, Colorado, Colorado. Any litigation or lawsuit shall be filed in and tried only in Jefferson County, Colorado and in no other state or country.

          (f) In the event of any nonpayment by Customer of any sums when they are due by the terms of this Agreement, such sums shall accrue interest at the rat of 18% per annum.

          (g) This Agreement constitutes the entire Agreement and understanding between the parties. No modification of any of the terms of this Agreement shall be valid unless in writing and signed by a duly authorized officer of each party.


Date:____________________________

Customer name:

                                             Hi Country Wire & Telephone, Ltd.

/s/ Brian E. Gast                            /s/ Robert Whitfield
--------------------------------             ---------------------------------
By (name)                                    By (name)

Title:                                       Title:

ATTACH

          (a) SCHEDULE 1 - LIST OF EQUIPMENT PURCHASED AND PURCHASE PRICE:
          (b) SCHEDULE 2 MAINTENANCE AGREEMENT UNDER WARRANTY
          (c) SCHEDULE 3 - UCC-1 SECURITY AGREEMENT AND FINANCING STATEMENT (CUSTOMER SHALL DELIVER TWO COPIES TO HI COUNTRY):

                                                                      HI COUNTRY

                                                                WIRE & TELEPHONE

                                      FOR:

                               JATO COMMUNICATIONS

                                  ATTACHMENT A


               1    MERIDIAN OPTION 11E PBX
               1    ENHANCED BUSINESS SOFTWARE W/ACD
               1    T1 TRUNK PACK
               1    T1 CSU CARD
               1    T1 CLOCK CONTROLLER CARD
               1    M2616 CENTRAL ANSWERING MACHINE
               12   M2008 DIGITAL SETS W/DISPLAY
               9    M2008HF & DISP DIGITAL SETS
               2    16 PORT DIGITAL STATION PORTS
               2    16 PORT ANALOG STATION PORTS
               2    8 PORT UNIVERSAL TRUNK PACKS
               1    DEC 510 TERMINAL
               1    PARALLEL PRINTER
               1    REMOTE ACCESS MODEM
               1    SYSTEM WALL FIELD
               8    M2616 DISPLAY SETS
               4    M2216 ACD SETS
               1    KEY LAMP MODULE
               1    INTERALIA MOH ANNOUNCER
               5    PMA HEADSET AMP'S
               2    PROFILE OTH HEADSETS
               3    PROFILE EARLOOP HEADSETS
               1    UPS W/BATTERY










             6275 SIMMS STREET - SUITE 207 - ARVADA, COLORADO 80004
                         303-467-9143 - 303-467-5521 FAX
                         e-mail - hicountry@unidial.com

                        HI COUNTRY WIRE & TELEPHONE LTD.
                          6275 Simms Street, Suite 207
                             Arvada, Colorado 80004
                                 (303) 467-9143

LEASE AGREEMENT


LESSEE                                                        ACCOUNT NO. 3038040222
--------------------------------------------------------------------------------------------------------------------------
 NAME JATO COMMUNICATIONS
--------------------------------------------------------------------------------------------------------------------------
 ADDRESS   1099 10th STREET, SUITE 700
--------------------------------------------------------------------------------------------------------------------------
 CITY DENVER    COUNTY    DENVER    STATE     CO   ZIP  80202
--------------------------------------------------------------------------------------------------------------------------
 PHONE #   (303) 8040222  CONTACT
--------------------------------------------------------------------------------------------------------------------------
 LEASE TERMS
--------------------------------------------------------------------------------------------------------------------------
 TERM (IN MONTHS)          ADVANCE RENTAL (+TAX)           MONTHLY RENTAL (+TAX)      END OF LEASE PURCHASE OPTION
           12                          n/a                       $1617.95 + tax           FMV   XXX  $1             Other
--------------------------------------------------------------------------------------------------------------------------
 SYSTEM DESCRIPTION
   QTY.       MODEL                                         DESCRIPTION                                      COST
    1                    NORTEL MERIDIAN OPTION 11 TELEPHONE SYSTEM WITH VOICE MAIL PER ATTACHMENT A      $18,451.98

--------------------------------------------------------------------------------------------------------------------------
 EQUIPMENT LOCATION  1099 10th STREET, SUITE 700, DENVER, CO 80202
--------------------------------------------------------------------------------------------------------------------------
 CITY DENVER    COUNTY    DENVER    STATE     CO   ZIP  80202
--------------------------------------------------------------------------------------------------------------------------
 CONTACT
--------------------------------------------------------------------------------------------------------------------------
 PHONE #   (303) 804-0222
--------------------------------------------------------------------------------------------------------------------------
 SUPPLIER                                                                           TOTAL SYSTEM COST     $18,451.98
--------------------------------------------------------------------------------------------------------------------------
 NAME HI COUNTRY WIRE & TELEPHONE LTD                                             BUYOUT & OTHER CHARGES  1.00
--------------------------------------------------------------------------------------------------------------------------
 ADDRESS   6275 SIMMS STREET, SUITE 207                                            TAX (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
 CITY ARVADA    STATE/ZIP CO  80202                                                     TOTAL COST
--------------------------------------------------------------------------------------------------------------------------

                               SEE REVERSE SIDE OF LEASE FOR ADDITIONAL TERMS AND CONDITIONS.

 This Lease will not be binding on       This Lease is non-cancellable, and
 Lessor until it is accepted below.      Lessee agrees that this Lease is the
                                         entire agreement with Lessor.


 Lessor                                  LESSEE
                                         ______________________________________

                                         BY X
                                         ______________________________________

 BY   /s/                                PRINT NAME
 ____________________________________    ______________________________________

                                    PROPOSAL



                                 HI COUNTRY WIRE
                                & TELEPHONE LTD.
                             6275 SIMMS STREET #207
                             ARVADA, COLORADO 80004
                                  (303)467-9143

----------------------------------------------------------------------------------
 PROPOSAL SUBMITTED TO                   PHONE               DATE
 JATO COMMUNICATIONS                     (303) 297-8909      04/02/99
 STREET                                  JOB NAME
 1099 18th STREET, SUITE 700             SAME
 CITY, STATE and ZIP CODE                JOB LOCATION
 DENVER, CO  80231                       SAME
 ATTENTION:                              FAX#
 ELLIOTT BOYLE                           (303)297-8905
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

The Propose hereby to furnish material and labor - Complete in accordance with specifications below, for the sum undetermined amount due to move and installation of telephone equipment to new site.  Payment to be made as follows:
Net thirty days
----------------------------------------------------------------------------------

Note this proposal may be withdrawn by Hi Country if not accepted within
   10    days.  Authorized Signature
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

All material is guaranteed to be as specified.  All work to be completed in a workmanlike manner according to standard practices.  Any alteration or deviation from specifications below involving extra costs will be executed only upon written orders, and will become an extra charge over and above the estimate.
All agreements contingent upon strikes, accidents or delays beyond our control.
Owner to carry fire, tornado and other necessary insurance.  Our workers are fully covered by Workmen's Compensation Insurance.  Litigation and disputes of this contract shall be held in Jefferson County, Colorado.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

We hereby submit specifications and estimates for:  Installation, programming and training on Nortel Option 11 telephone system with Octel Voice Mail.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Hi Country Wire & Telephone Ltd. proposes to:

        PICK UP NORTEL OPTION 11 TELEPHONE SYSTEM WITH
        OCTEL VOICEMAIL AND APPROX 34 TELEPHONE SETS
        FROM CENTENNIAL COMMUNICATIONS AT 1600 WYNKOOP
        AT 12:00PM ON THE 15TH  DAY OF APRIL, 1999 AND DELIVER TO
        1099 18TH STREET, #700, DENVER, CO.

        INSTALLATION AND PROGRAMMING OF ABOVE EQUIPMENT
        PER CUSTOMERS REQUEST.  TRAINING TO BE PERFORMED ON
        THE 16TH DAY OF APRIL PER CUSTOMERS REQUEST.

        ABOVE REQUEST TO BE DONE ON A TIME AND MATERIALS
        BASIS.  HOURLY RATE TO BE AT $60.00 PER HOUR FOR WORK
        PERFORMED PRIOR TO MAY 1, 1999.  THE INSTALLATION, TRAINING
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

ACCEPTANCE AT PROPOSAL - The above prices, specifications and conditions are satisfactory and are hereby accepted.  You are authorized to do the work as specified. Payment will be made as outlined above.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Date of Acceptance:  4-2-99              Signature  /s/
----------------------------------------------------------------------------------
